Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,827.50
Total Fee Amount	3,827.50
Total Transaction Valuation	25,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00